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                                                                  Exhibit 10.14

                              INDEMNIFICATION AGREEMENT

     This Indemnification Agreement (this "Agreement") dated as of March 30, 1998, is between Carreker-Antinori, Inc., a Delaware corporation (the "Company"), and the undersigned director of the Company (the "Indemnitee"), with reference to the following facts:

     The Indemnitee is currently serving as a director of the Company and the Company desires that the Indemnitee continue in such capacity. The Indemnitee is willing, under certain circumstances, to continue serving as a director of the Company.

     Section 145 of the General Corporation Law of the State of Delaware, under which law the Company is organized, empowers a corporation to indemnify a person serving as a director, officer, employee or agent of the corporation and a person who serves at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and such Section 145 and the bylaws of the Company specify that the indemnification set forth in said Section 145 and in the bylaws, respectively, shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     In order to induce the Indemnitee to continue to serve as a director of the Company and in consideration of his or her continued service, the Company hereby agrees to indemnify the Indemnitee as follows:

          1. INDEMNITY. The Company shall indemnify the Indemnitee and his or her executors, administrators or assigns, for any Expenses (as defined below) that the Indemnitee is or becomes legally obligated to pay in connection with any Proceeding. As used in this Agreement the term "Proceeding" shall include any threatened, pending or


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     completed claim, action, suit, investigation or proceeding, whether brought by or in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Indemnitee may be or may have been involved as a party, witness or otherwise, by reason of the fact that Indemnitee is or was a director or officer of the Company, by reason of any actual or alleged error or misstatement or misleading statement made or suffered by the Indemnitee, by reason of any action taken by him or her or of any inaction on his or her part while acting as such director or officer, or by reason of the fact that he or she was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; PROVIDED, HOWEVER, that in each such case Indemnitee acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, in the case of a criminal proceeding, in addition had no reasonable cause to believe that his or her conduct was unlawful. As used in this Agreement, the term "other enterprise" shall include (without limitation) employee benefit plans and administrative committees thereof, and the term "fines" shall include (without limitation) any excise tax assessed with respect to any employee benefit plan. Any corporation, partnership, limited liability company or other entity on behalf of which Indemnitee may be deemed to be acting in connection with his or her service to the Company shall be entitled to the benefits of the indemnity provided for by this Agreement to the same extent and under the same conditions upon which Indemnitee is entitled to such indemnity.


INDEMNIFICATION AGREEMENT - Page 2

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          2.   EXPENSES.  As used in this Agreement, the term "Expenses" shall include, without limitation, damages, judgments, fines, penalties, settlements and costs, attorneys' fees and disbursements and costs of attachment or similar bonds, investigations, and any expenses of establishing a right to indemnification under this Agreement.

          3. ENFORCEMENT. If a claim or request under this Agreement is not paid by the Company, or on its behalf, within 30 calendar days after a written claim or request has been received by the Company, then the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim or request and if successful in whole or in part, the Indemnitee shall be entitled to be paid also the Expenses of prosecuting such suit. The burden of proving that the Indemnitee is not entitled to indemnification for any reason shall be upon the Company.

          4. SUBROGATION. Upon any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

          5. EXCLUSIONS. The Company shall not be liable under this Agreement to pay any Expenses in connection with any claim made against the
     Indemnitee:

               (a) to the extent that payment is actually made to the Indemnitee under a valid, enforceable and collectible insurance policy;

               (b) to the extent that the Indemnitee is indemnified and actually paid otherwise than pursuant to this Agreement;


INDEMNIFICATION AGREEMENT - Page 3

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               (c)   in connection with a judicial action by or in the right of the Company, in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that any court in which such action was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper;

               (d) if it is proved by final judgment in a court of law or other final adjudication to have been based upon or attributable to the Indemnitee's in fact having gained any personal profit or advantage to which he or she was not legally entitled;

               (e) for a disgorgement of profits made from the purchase and sale by the Indemnitee of securities pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, and amendments thereto or similar provisions of any state statutory law or common law; or

               (f) for any judgment, fine or penalty which the Company is prohibited by applicable law from paying.

          6. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against any and all Expenses incurred in connection therewith.


INDEMNIFICATION AGREEMENT - Page 4

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          7.   PARTIAL INDEMNIFICATION.  If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such Expenses to which the Indemnitee is entitled.

          8. ADVANCE OF EXPENSES. Expenses incurred by the Indemnitee in connection with any Proceeding, except the amount of any settlement, shall be paid by the Company in advance upon request of the Indemnitee that the Company pay such expenses. The Indemnitee hereby undertakes to repay to the Company the amount of any Expenses theretofore paid by the Company to the extent that it is ultimately determined that such Expenses were not reasonable or that the Indemnitee is not entitled to indemnification.

          9. NOTICE OF CLAIM. The Indemnitee, as a condition precedent to his or her right to be indemnified under this Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Agreement, but a failure to give such notice will affect the obligations of the Company hereunder only to the extent that the Company is actually and materially prejudiced thereby. Notice to the Company shall be given at its corporate headquarters and shall be directed to the corporate secretary (or such other addressee as the Company shall designate in writing to the Indemnitee); notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, the Indemnitee shall give the Company such information and cooperation as it may reasonably require in connection with such claim.


INDEMNIFICATION AGREEMENT - Page 5

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          10.  COUNTERPARTS.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument.

          11. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. Nothing herein shall be deemed to diminish or otherwise restrict the Indemnitee's right to indemnification under any provision of the Certificate of Incorporation or bylaws of the Company and amendments thereto or under law.

          12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with Delaware law, without giving effect to the principles of conflict of laws thereof.

          13. SAVING CLAUSE. Wherever there is conflict between any provision of this Agreement and any applicable present or future statute, law or regulation contrary to which the Company and the Indemnitee have no legal right to contract, the latter shall prevail, but in such event the affected provisions of this Agreement shall be curtailed and restricted only to the extent necessary to bring them within applicable legal requirements.

          14. COVERAGE. The provisions of this Agreement shall apply with respect to the Indemnitee's service as a director of the Company prior to the date of this Agreement and with respect to all periods of such service after the date of this Agreement, even though the Indemnitee may have ceased to be a director of the Company.

          15. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors and permitted assigns.


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.


                                       CARREKER-ANTINORI, INC.



                                       By: /s/ Maurice E. Purnell, Jr.
                                          ----------------------------------
                                       Printed Name: Maurice E. Purnell, Jr.
                                                    ------------------------
                                       Title: Secretary
                                             -------------------------------


                                       INDEMNITEE



                                       By:   /s/John D. Carreker, Jr.
                                          ---------------------------------
                                       Printed Name: John D. Carreker, Jr.






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                             SCHEDULE OF INDIVIDUALS
             ENTERING INTO AN INDEMNIFICATION AGREEMENT WITH THE COMPANY



DIRECTORS:

     Ronald R. Antinori
     James D. Carreker
     John D. Carreker, Jr.
     James L. Fischer
     Donald L. House
     Richard R. Lee, Jr.
     Richard L. Linting
     Larry J. Peck
     David K. Sias

OFFICERS:

     Ronald R. Antinori
     Royce D. Brown
     John D. Carreker, Jr.
     John S. Davis, Jr.
     Richard C. Ercole
     H. Douglas Eubanks
     Terry L. Gage
     Wyn P. Lewis
     Richard L. Linting

CONSULTANT:

     David K. Sias







INDEMNIFICATION AGREEMENT - Page 8